Exhibit 10.5

CONSENT AND AGREEMENT

Consent and Agreement (this “Consent and Agreement”) dated as of August 14, 2008, by and between Nanogen, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”).

WHEREAS, the Company and The Bank of New York Mellon Trust Company N.A. (formerly the Bank of New York Trust Company, N.A.), as trustee (the “Trustee”) executed and delivered that certain Indenture, dated as of August 27, 2007 (the “Initial Indenture”), by and between the Company and the Trustee, as amended and supplemented by that certain First Supplemental Indenture, dated as of August 27, 2007 (the “First Supplemental Indenture”) and that certain Second Supplemental Indenture dated March 27, 2008 (the “Second Supplemental Indenture,” and together with the Initial Indenture and the First Supplemental Indenture as so supplemented, the “Indenture”), pursuant to which the Company issued to the Holder its 6.25% Senior Convertible Notes Due 2010 (the “Notes”).

WHEREAS, pursuant those certain Amendment and Exchange Agreements dated as of March 13, 2008 by and among the Company and each of the holders of the Notes, the Company and the holders exchanged an aggregate $12,917,000 in principal amount of the Notes with the Company’s 9.75% Senior Secured Convertible Notes due 2010 (the “9.75% Notes”) with an aggregate principal amount of $15,500,400, convertible initially into an aggregate of 22,784,653 shares of common stock of the Company (the “Common Stock”) at an initial conversion price of $0.6803 per share.

WHEREAS, the Company proposes to enter into those certain Second Amendment and Exchange Agreements dated as of the date hereof with each of the holders of the outstanding 9.75% Notes, pursuant to which all of outstanding 9.75% Notes will be exchanged with (i) Amended and Restated Senior Secured Convertible Notes (the “Amended Notes”) and (ii) 9.75% Senior Secured Convertible Notes (the “Additional Senior Secured Convertible Notes”) (the transactions contemplated under the Exchange Agreement, the “Note Restructuring”).

WHEREAS, the Company proposes to enter into those certain securities purchase agreements dated as of the date hereof (collectively, the “Bridge Securities Purchase Agreements”) with certain Holders and Financière Elitech S.A.S. (“Elitech”), pursuant to which the Company will sell and issue the Senior Secured Convertible Bridge Notes (the “Bridge Notes”), which will be secured by certain assets and stock of the Company and certain subsidiaries of the Company (the transactions contemplated under the Bridge Securities Purchase Agreements, the “Bridge Financing”).

WHEREAS, pursuant to the terms of the Indenture, a consent by each Holder of the Notes is required for the Company and it subsidiaries to enter into the Bridge Financing and the Note Restructuring.

NOW, THEREFORE, the Company and each Holder hereby agree as follows:

Capitalized terms used herein (including the recitals) and not defined herein shall have the meanings assigned to such terms in the Indenture.

1. Pursuant to Section 9.02 of the First Supplemental Indenture, the undersigned Holder hereby consents to and approves the Bridge Financing and the Note Restructuring and the execution of the Third Supplemental Indenture between the Company and the Trustee in the form attached as Exhibit A hereto. The undersigned Holder hereby consents to and approves the Share Exchange Agreement by and among the Company, Elitech, and shareholders of Elitech, in the form attached as Exhibit B hereto.

2. The Company and the Holder agree that pursuant to Section 13.09 of the First Supplemental Indenture, upon issuance of the Bridge Notes and the Amended Notes, the Conversion Price of the Notes will be subject to adjustment and the adjusted Conversion Price under the Notes will be adjusted to an amount equal to the initial conversion price of the Bridge Notes. The Holder hereby acknowledges that this Consent and Agreement constitutes acceptable notice of the adjustment of the Conversion Price of the Notes for the purposes of the Indenture (including section 13.12 and 13.13 thereof).

3. The Company and the Holder agree that pursuant to Section 2 of the Series A Warrants, Series B Warrants and Series C Warrants (the “Warrants”), each dated August 27, 2007, issued to the Holder, upon issuance of the Bridge Notes and the Amended Notes, the Exercise Price of the Warrants will be subject to adjustment and the adjusted Exercise Price under the Warrants will be adjusted to an amount equal to the initial conversion price of the Bridge Notes, provided that pursuant to Section (1)(e) of the Second Amendment and Exchange Agreements, the number of shares issuable upon exercise of such Warrants shall not be adjusted under Section 2 of the Warrants as a result of the Bridge Financing or the Note Restructuring. The Holder hereby acknowledges that this Consent and Agreement constitutes acceptable notice of the adjustment of the Exercise Price pursuant to any such notice requirement under each of the Warrants.

4. The Holder and the Company acknowledge that the occurrence of certain events as described in Schedule 1 hereto may have occasioned events of default for the purposes of the Indenture and the 9.75% Notes, and the Holder waives such events of default (the “Events of Default”) solely as described in Schedule 1 hereto and solely for such Events of Default occurring prior to the Effective Date (as defined below).

5. All of the remaining obligations of the Company, as set forth in the Indenture, shall continue to remain in full force and effect in accordance with the terms thereof.

6. The consent provided herein is effective only in one instance and only with respect to the Bridge Financing and the Note Restructuring. The consent set forth herein is limited precisely as written and shall not be deemed (a) to be a consent to, or waiver of, any other term or condition of the Indenture, the Securities or any of the agreements, instruments and documents referred to therein or executed in connection therewith or (b) to prejudice any contractual, legal or other right or rights which the undersigned may have or may have in the future under or in connection with the Indenture, the Securities or any agreements, instruments and documents referred to therein or executed in connection therewith. The undersigned Holder hereby reserves all of its rights and remedies under applicable law and under the Indenture, the Securities or any of the agreements, instruments and documents referred to therein or executed in connection therewith with respect to any matters other than those addressed in this Consent and Agreement.

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7. The execution, delivery and performance by the undersigned Holder of this Consent and Agreement has been duly authorized by all necessary action on the part of such Holder. This Consent and Agreement has been duly executed by such Holder.

8. This Consent and Agreement shall be effective on the later of (i) the execution by all of the holders of Notes and (ii) the closing of the Note Restructuring (the “Effective Date”).

9. All questions concerning the construction, validity, enforcement and interpretation of this Consent and Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Consent and Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10. This Consent and Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

11. This Consent and Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Consent and Agreement.

12. The obligations of the Holder under this Consent and Agreement are several and not joint with the obligations of any other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any other Holder under the Consent and Agreement. Nothing contained herein or in this Consent and Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute such Holder and other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Holder and the other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Consent and Agreement and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by Consent and Agreement. The Company and the Holder confirms that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder

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shall be entitled to independently protect and enforce its rights arising out of this Consent and Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

13. This Consent and Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement as of the date first above written.

HOLDER:

By:
Name:
Title:

Signature Guaranteed by:

This signature should be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program pursuant to applicable SEC rules.

[Signature Page to Consent and Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement as of the date first above written.

COMPANY:

NANOGEN, INC.

By:
Name:
Title:

SCHEDULE 1

to Consent and Agreement

1. The Holder waives any Events of Default which may have been occasioned by the failure of the Company to timely remit any interest, principal payment and late charges due prior to the Effective Date under the Notes and the 9.75% Notes.

2. The Holder waives any Events of Default which may have been occasioned by the failure of the Company to pay rent in respect of its leased premises when due prior to the Effective Date, provided that the Company shall pay such rent in full within ten (10) business days from the date the Company receives the proceeds from the Bridge Financing.

3. The Holder waives any Events of Default which may have been occasioned by the failure of the Company to adjust the number of shares of Common Stock issuable upon exercise of the Warrants as a result of the issuance of the 9.75% Notes in March 2008, including any restatement or correction of its financial statement related thereto included in the Company’s filings with the Securities and Exchange Commission (“SEC”).

4. The Holder waives any Events of Default which may have been occasioned by the failure of the Company to transmit a copy of the Company’s filings with the SEC to the Holders pursuant to Section 10.07 of the Indenture.

EXHIBIT A

THIRD SUPPLEMENTAL INDENTURE

EXHIBIT B

SHARE EXCHANGE AGREEMENT